[Pioneer logo]


Pioneer
Emerging Markets
Fund

SEMIANNUAL REPORT 5/31/99

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                           1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    7
Schedule of Investments                           11
Financial Statements                              18
Notes to Financial Statements                     25
Report of Independent Public Accountants          31
Trustees, Officers and Service Providers          32
The Pioneer Family of Mutual Funds                33
Programs and Services for Pioneer Shareowners     34
Retirement Plans from Pioneer                     36

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 5/31/99
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to introduce this semiannual report for Pioneer Emerging Markets Fund, covering the six months ended May 31, 1999. Thank you for your investment with Pioneer and your patience over the last 18 months as we've ridden out one of the worst recessions in emerging markets history. I am happy to report that your patience and our hard work have been rewarded with an outstanding six months.

Investor interest returned to Asia early in the period as inexpensive stocks and dropping interest rates created an investing environment too tempting for many investors to pass up. Money poured into the region as word spread through the business media and momentum built. Now, with Singapore, Taiwan and South Korea all reporting positive economic numbers for the first quarter of 1999, real signs of an economic recovery are in place. Coupled with a reform-minded and resilient Brazilian economy, emerging markets are instilling greater confidence in investors around the world.

Of course, extracting the potential reward from an area notorious for volatility and risk takes hard work. It requires time and experience. Nowhere are the fundamentals of long-term investing more important than overseas. At Pioneer, we invest from the ground up. It means talking face to face with management - wherever they live and work - to garner concrete facts, facts that tell us about a company's balance sheet, management's commitment to excellence and any competitive edge the company might have. These are among the key elements that define a successful company over time and, we believe a successful investment as well.

I encourage you to read on and learn more about Pioneer Emerging Markets Fund. If you have any questions about your Fund, please contact your investment professional, or call Pioneer at 1-800-225-6292.

Respectfully,


[Signature of John F. Cogan, Jr.]


John F. Cogan, Jr.
Chairman and President

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 5/31/99
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[Pie Chart data]


International Common Stocks                       66.9%
Depositary Receipts for International Stocks      28.7%
International Preferred Stocks                     2.3%
Convertible Corporate Bonds                        1.9%
Warrants                                           0.2%


Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)


[Bar Chart data]


Mexico         13%       Phillippines    4%
Israel         11%       Czech Republic  3%
Brazil         10%       Russia          3%
India          10%       South Africa    3%
Indonesia       8%       Thailand        3%
Malaysia        6%       Hong Kong       2%
Turkey          6%       Greece          1%
South Korea     6%       Pakistan        1%
Singapore       5%       Taiwan          1%
Argentina       4%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

1. Tecnomatix Technologies Ltd.        3.30%      6. Grupo Radio Centro SA de            2.08%
                                                     CV (A.D.R.)
2. Benpres Holdings Corp.              2.86       7. Grupo Televisa SA (G.D.R.)          2.06
3. Telekomunikasi Indonesia            2.42       8. Ceske Radiokomunikace AS            1.95
   (A.D.R.)                                          (G.D.R.)
4. Pacific Internet Ltd.               2.39       9. Grupo Carso Global                  1.92
                                                     Telecom
5. Kentucky Fried Chicken Bhd.         2.30      10. Finlayson Global Corp. Ltd.,        1.89
                                                     0.00%, 2/19/04 (Convertible)

Fund holdings will vary for other periods.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 5/31/99                                        CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                    5/31/99         11/30/98
                             $10.90          $8.79

Distributions per Share      Income          Short-Term          Long-Term
(11/30/98-5/31/99)           Dividends       Capital Gains       Capital Gains
                                  -               -                   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of May 31, 1999)

                        Net Asset       Public Offering
Period                    Value             Price*
Life-of-Fund               1.02%           -0.18%
(6/23/94)
1 Year                   -13.30           -18.30
--------------------------------------------------------------------------------

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


[Mountain Chart data]

Growth of $10,000+

                         MSCI
         Pioneer       Emerging
        Emerging        Markets
         Markets         Free
          Fund*          Index
6/94       9425          10000
          10365          11940
           9128          11242
           7808           9002
5/95       8743           9970
           8930           9983
           8756           9385
          10127          10332
5/96      10998          10780
          10392          10365
          10558          10347
          11967          11577
5/97      12385          11616
          12558          10840
          11653           8972
          12109           9352
5/98      11311           8329
           7182           5468
           7902           6962
           7776           6816
5/99       9798           8618


+ Index comparison begins June 30, 1994. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 5/31/99                                        CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                    5/31/99         11/30/98
                             $10.49          $8.49

Distributions per Share      Income          Short-Term          Long-Term
(11/30/98-5/31/99)           Dividends       Capital Gains       Capital Gains
                                 -               -                    -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of May 31, 1999)

                           If         If
Period                    Held     Redeemed*
Life-of-Fund              0.27%      -0.07%
(6/23/94)
1 Year                  -14.04      -17.42
--------------------------------------------------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


[Mountain Chart data]

Growth of $10,000+

                         MSCI
         Pioneer       Emerging
        Emerging        Markets
         Markets         Free
          Fund*          Index
6/94      10000          10000
          10989          11940
           9644          11242
           8235           9002
5/95       9209           9970
           9399           9983
           9199           9385
          10626          10332
5/96      11517          10780
          10859          10365
          11011          10347
          12462          11577
5/97      12870          11616
          13029          10840
          12069           8972
          12516           9352
5/98      11669           8329
           7386           5468
           8112           6962
           7959           6816
5/99       9857           8618


+ Index comparison begins June 30, 1994. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 5/31/99                                        CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                    5/31/99         11/30/98
                             $10.42          $8.47

Distributions per Share      Income          Short-Term          Long-Term
(11/30/98-5/31/99)           Dividends       Capital Gains       Capital Gains
                                 -               -                    -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of May 31, 1999)

                           If          If
Period                    Held      Redeemed*
Life-of-Fund              -1.87%      -1.87%
(1/31/96)
1 Year                   -14.61      -14.61
--------------------------------------------------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.


[Mountain Chart data]

Growth of $10,000

                         MSCI
         Pioneer       Emerging
        Emerging        Markets
         Markets         Free
          Fund*          Index
1/96      10000          10000
          10008           9841
5/96      10855          10268
          10234           9872
11/96     10386           9855
          11746          11027
5/97      12131          11064
          12281          10325
11/97     11384           8546
          11796           8908
5/98      10997           7934
           6966           5209
11/98      7633           6631
           7480           6492
5/99       9390           8209


The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 5/31/99                                        CLASS Y SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                    5/31/99         11/30/98
                             $11.01          $8.85

Distributions per Share      Income          Short-Term          Long-Term
(11/30/98-5/31/99)           Dividends       Capital Gains       Capital Gains
                                  -               -                   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of May 31, 1999)

                           If           If
Period                    Held       Redeemed
Life-of-Fund             -20.73%      -20.73%
(4/9/98)
1 Year                   -12.57       -12.57
--------------------------------------------------------------------------------

* Assumes reinvestment of distributions.


[Mountain Chart data]

Growth of $10,000+

                         MSCI
         Pioneer       Emerging
        Emerging        Markets
         Markets         Free
          Fund*          Index
4/98      10000          10000
5/98       8765           8630
           7567           7725
           7922           7960
8/98       5578           5666
           5369           6025
           5634           6659
11/98      6155           7213
           6176           7109
           6072           6994
2/99       6065           7062
           6802           7993
           7505           8982
5/99       7658           8929


+ Index comparison begins April 30, 1998. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 5/31/99
--------------------------------------------------------------------------------

Emerging markets posted decisive gains during the six months ended May 31, 1999
- two years after the onset of the "Asian flu." What's particularly reassuring is the fact that the correction is widespread, with the most politically and economically challenged countries delivering the most dramatic returns over the last six months. The following discussion with Mark H. Madden, who leads your Fund's investment team, explains the factors and events that influenced their strategy and your Fund's performance.

Q: Did the Fund benefit from the rally?

A: It was a very successful period. The Fund posted total returns at net asset value of 24.00%, 23.56% and 23.02% for Class A, B and C Shares, respectively. A timely decision to increase holdings in Brazil and Indonesia helped the Fund outpace the 19.01% average annual total return for the 183 emerging markets funds tracked by Lipper, Inc. The MSCI Emerging Markets Free Index rose 23.79%. (Lipper is an independent firm that measures mutual fund performance.)

Q: What accounts for the renewed investor confidence in these markets?

A: Investors, sensing a genuine turnaround in the fortunes of emerging markets, have made a wholesale shift back into emerging markets. The trigger is the growing belief that the worst of the crisis is over and that Asian countries are making a long-term commitment to reform and are restructuring their way to a recovery. While we are upbeat about recent headway, we remain alert to the risks of investing in emerging markets, including, among others, currency fluctuations and social and economic instability.

Q: Why did Brazil perform so well?

A: After devaluing its currency - the real - in January, Brazil continues to surprise observers with its resilience and ability to manage through a severe recession. Gross domestic product grew a higher-than-expected 1% in the first quarter, helped in large part by the agricultural sector. A weaker currency is making its exports more

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 5/31/99                              (continued)
--------------------------------------------------------------------------------

   competitive in the world economy. Local interest rates are declining, and inflation remains in check. Anticipating only modest inflation as opposed to a resurgence of "hyper-inflation", we began adding to holdings in early March
   - overweighting investments in telecommunications and banking. Fund holdings Tele Sudeste Celular Participacoes and Uniao de Bancos Brasileiros both rose more than 50%.

   Furthermore, the Fund also benefited from rising prices of Mexican stocks. Grupo Televisa, the world's largest Spanish-language media company, initiated a program of cost reductions and is now experiencing a recovery in ad revenues, both of which are increasing profitability. Televisa received another boost when financier Carlos Slim bought a significant stake in another Fund holding Grupo Carso Global Telecom, which owns the Internet provider Prodigy.

Q: How did the Fund benefit from Asia's rally?

A: Seeing stocks in Asia at 10-year low valuation and price levels, we began to reposition the Fund's allocation to certain Asian markets. We trimmed holdings in South Korea and Thailand, which had already achieved large gains in stock prices and reallocated assets to Indonesia, Malaysia and the Philippines. Crippled by political and economic instability for some time, these three countries are beginning to show strong promise. Our decision proved fortuitous, for these same countries delivered some of the best performance for the later half of the period. On May 31, Pacific Rim holdings represented 33% of equity assets.

Q: Which were the best performing Asian markets?

A: Indonesia was one of the best performing markets, climbing 73% in U.S. dollar terms in the last three months of the period. Its currency appreciated and gross domestic product is recovering. Telekomunikasi Indonesia, one of the Fund's largest holdings, is a fixed-lined telecommunications operator benefiting from the expectations of an

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   improving economy and stronger consumer confidence. PT Astra International, an automobile and motorcycle manufacturer, is an example of a company taking the right steps to reform and restructure its business practices to take advantage of an improving economy. There is great opportunity as Indonesia rebuilds, and we believe the stock market will trade higher as more signs of progress appear over the next few months. The outcome of the parliamentary elections in June will be critical to continued stability, both politically and economically.

   Malaysia and the Philippines also experienced economic improvement. Fund holdings benefited from increased consumer spending, including fast-food company Kentucky Fried Chicken (Malaysia) and Benpres Holdings (Philippines), which owns the highest-rated TV station in the country and a fixed-line and mobile telecommunications business.

   In the case of South Korea, we cut back holdings being skeptical of the reform measures taken by the giant Korean business conglomerates or chaebols. In the short term this worked against the Fund as interest rates dropped and local investors, looking for a greater rate of return, moved their money into equities boosting the Korean stock market.

Q: Israel and India have been an important part of the Fund's portfolio. Did they play a role in the Fund's outperformance?

A: Absolutely. Although we trimmed Indian holdings to increase investments in Southeast Asia, these two countries remain important components of the Fund's portfolio. Technology stocks, which form the core of the Fund's Israeli holdings, did quite well. Check Point Software Technologies is the world's leading maker of firewall security software designed to protect online networks from incoming transmissions. In India, we trimmed software holdings and increased positions in companies poised to rally as the economy improves, such as oil refinery Bharat Petroleum.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 5/31/99                              (continued)
--------------------------------------------------------------------------------

Q: What's in store for the rest of 1999?

A: To their credit, many emerging nations have made great strides in stabilizing their economies. However, governments must continue to press the private sector for further reform to boost the chances of full recovery.

   We are very confident about the ability of emerging market economies to fully recover over the next several years and we expect continued high volatility in the stock markets over that period. Interestingly, our research shows that local investors have been some of the first investors buying back into these stock markets.

   The fundamental shift in investors' outlook is an important milestone. In 1998, investors were defensive - refusing to buy stocks regardless of their bargain prices. Today, investors appear ready to take limited risk. Sentiment has clearly turned more positive.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/99
--------------------------------------------------------------------------------

Principal
Amount                                                                           Value
                   CONVERTIBLE CORPORATE BOND - 1.9%
   $ 1,740,000     Finlayson Global Corp. Ltd., 0.00%, 2/19/04 (144A)*     $ 2,183,700
                                                                           -----------
                   TOTAL CONVERTIBLE CORPORATE BOND
                   (Cost $1,762,744)                                       $ 2,183,700
                                                                           -----------
Shares
                   PREFERRED STOCKS - 6.9%
     3,667,000     Banco Itau SA                                           $ 1,874,762
    40,600,000     Companhia Energetica de Minas Gerais                        855,107
        88,150     Lukoil Holding (A.D.R.)                                     550,938
        71,250     Tele Norte Leste Participacoes (A.D.R.)                   1,166,719
        23,200     Telecomunicacoes Brasileiras (A.D.R.)*                    1,937,200
         1,000     Telesp Celular Participacoes SA (A.D.R.)*                    23,312
        40,000     Telesp Participacoes SA (A.D.R.)*                           875,000
        30,000     Tele Sudeste Celular Participacoes SA (A.D.R.)*             731,250
                                                                           -----------
                   TOTAL PREFERRED STOCKS
                   (Cost $7,418,046)                                       $ 8,014,288
                                                                           -----------
                   COMMON STOCKS - 91.0%
                   Basic Materials - 3.2%
                   Agricultural Products - 0.3%
        43,000     Grupo Industrial Maseca, SA de CV (A.D.R.)              $   408,500
                                                                           -----------
                   Chemicals (Specialty) - 0.0%
            21     Reliance Industries Ltd.                                $        76
                                                                           -----------
                   Construction (Cement & Aggregates) - 2.9%
       340,000     Cemex, SA (Class B)                                     $ 1,518,447
       539,817     Siam City Cement Co., Ltd.*                               1,804,240
                                                                           -----------
                                                                           $ 3,322,687
                                                                           -----------
                   Iron & Steel - 0.0%
            50     Tata Iron & Steel Co., Ltd.                             $       118
                                                                           -----------
                   Total Basic Materials                                   $ 3,731,381
                                                                           -----------
                   Capital Goods - 0.8%
                   Electrical Equipment - 0.6%
       155,000     Bharat Heavy Electricals Ltd.*                          $   686,727
                                                                           -----------
                   Machinery (Diversified) - 0.2%
     2,000,000     PT Komatsu Indonesia Tbk (Local Shares)                 $   233,846
                                                                           -----------
                   Total Capital Goods                                     $   920,573
                                                                           -----------

The accompanying notes are an integral part of these financial statements.    11

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/99                                      (continued)
--------------------------------------------------------------------------------

Shares                                                               Value
                Communication Services - 16.1%
                Cellular/Wireless Telecommunications - 5.4%
    60,800      Ceske Radiokomunikace AS (G.D.R.)*             $ 2,249,600
   140,575      Grupo Iusacell SA (Series L) (A.D.R.)*           1,739,616
   535,000      Smartone Telecommunications Holdings Ltd.        1,659,187
    23,400      Stet Hellas Telecomm SA (A.D.R.)*                  532,350
                                                               -----------
                                                               $ 6,180,753
                                                               -----------
                Telephone - 10.7%
    49,000      Embratel Participacoes (A.D.R.)*               $   673,750
   401,300      Grupo Carso Global Telecom*                      2,214,635
    37,450      Hellenic Telecommunication Organization SA         810,515
   150,000      Mahanagar Telephone Nigam Ltd.                     597,978
    51,000      PT Indosat Tbk (Local Shares) (A.D.R.)           1,010,438
   119,000      Rostelecom (A.D.R.)                                795,812
    49,500      Telefonica de Argentina (Class B) (A.D.R.)       1,602,562
   370,000      Telekom Malaysia Bhd.                            1,265,789
   300,000      Telekomunikasi Indonesia (A.D.R.)                2,793,750
    56,000      Videsh Sanchar Nigam Ltd. (G.D.R.)                 637,000
                                                               -----------
                                                               $12,402,229
                                                               -----------
                Total Communication Services                   $18,582,982
                                                               -----------
                Consumer Cyclicals - 9.0%
                Auto Parts & Equipment - 0.1%
   200,000      Mirgor Sacifia (Class C) (A.D.R.)              $   160,000
                                                               -----------
                Automobiles - 3.0%
17,200,000      Koc Holdings AS                                $ 1,330,272
 7,000,000      PT Astra International Tbk*                      2,153,846
                                                               -----------
                                                               $ 3,484,118
                                                               -----------
                Leisure Time (Products) - 1.7%
    47,000      Bajaj Auto Ltd.                                $   598,425
   660,000      Berjaya Sports Toto Bhd.                         1,380,789
                                                               -----------
                                                               $ 1,979,214
                                                               -----------
                Lodging (Hotels) - 0.8%
   125,000      The Indian Hotels Co. Ltd. (G.D.R.)            $   890,625
                                                               -----------
                Retail (Department Stores) - 2.5%
   176,000      Edgars Stores Ltd.                             $ 1,327,300
15,000,000      PT Matahari Putra Prima (Local Shares)*          1,384,615

12    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                    Value
                Retail (Department Stores) (continued)
   234,000      Ramayana Lestari Sentosa (Local Shares)             $   126,720
                                                                    -----------
                                                                    $ 2,838,635
                                                                    -----------
                Retail (Specialty) - 0.9%
   641,000      Cifra, SA de CV (Series C)*                         $ 1,041,584
                                                                    -----------
                Textiles (Specialty) - 0.0%
   347,700      Asia Fiber Co., Ltd.*                               $    30,927
                                                                    -----------
                Total Consumer Cyclicals                            $10,425,103
                                                                    -----------
                Consumer Staples - 14.5%
                Broadcasting (Television/Radio/Cable) - 8.6%
13,980,000      Benpres Holdings Corp.*                             $ 3,306,702
   244,370      Central European Media Enterprises Ltd.*              1,466,220
   468,300      Grupo Radio Centro SA de CV (A.D.R.)*                 2,400,038
    57,000      Grupo Televisa SA (G.D.R.)*                           2,383,313
    75,000      TV Azteca, SA de CV (A.D.R.)*                           379,688
                                                                    -----------
                                                                    $ 9,935,961
                                                                    -----------
                Entertainment - 0.4%
   150,000      Corporacion Interamericana de Entretenimiento SA
                (Series B)*                                         $   475,217
                                                                    -----------
                Foods - 2.7%
    33,000      Cheil Jedang Corp.                                  $ 1,794,915
   500,000      Daya Guna Samudera (Local Shares)                       326,154
   247,875      Thai Union Frozen Products Public Co. Ltd.              975,465
                                                                    -----------
                                                                    $ 3,096,534
                                                                    -----------
                Household Products (Non-durables) - 0.5%
17,000,000      Arcelik AS*                                         $   584,357
                                                                    -----------
                Restaurants - 2.3%
 2,000,000      Kentucky Fried Chicken Bhd.                         $ 2,657,895
                                                                    -----------
                Total Consumer Staples                              $16,749,964
                                                                    -----------
                Energy - 2.4%
                Oil & Gas (Exploration/Production) - 0.2%
    76,950      Oil & Natural Gas Commission Ltd.                   $   255,784
                                                                    -----------

The accompanying notes are an integral part of these financial statements.    13

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/99                                      (continued)
--------------------------------------------------------------------------------

Shares                                                                         Value
                Oil & Gas (Refining & Marketing) - 2.2%
     43,989     SK Corp.                                                 $   923,663
    125,000     Bharat Petroleum Corp., Ltd.                                 694,735
    151,660     Hindustan Petroleum Corp., Ltd.                              779,099
     28,640     Hindustan Petroleum Corp., Ltd. (New Shares)*                147,128
                                                                         -----------
                                                                         $ 2,544,625
                                                                         -----------
                Total Energy                                             $ 2,800,409
                                                                         -----------
                Financial - 16.3%
                Banks (Major Regional) - 12.4%
 40,000,000     Akbank T.A.S.                                            $   658,016
 40,000,000     Akbank T.A.S. (Receipts)*                                    607,187
     68,800     Banco de Galicia y Buenos Aires SA de CV (A.D.R.)          1,440,500
     64,900     Banco Frances Del Rio Plata SA (A.D.R.)                    1,366,956
    624,000     Grupo Financiero Banamex Accival (Class O)*                1,243,536
     96,300     Kookmin Bank                                               1,457,676
    141,900     Overseas-Union Bank Ltd.                                     728,854
 20,000,000     PT Bank Internasional Indonesia (Local Shares)*              553,846
  2,970,000     PT Lippo Bank Tbk*                                           173,631
    132,200     Shinhan Bank                                               1,287,608
 61,600,000     Turkiye Is Bankasi                                         1,209,964
     96,000     Uniao de Bancos Brasileiros SA (G.D.R.)                    2,166,000
 64,503,520     Yapi ve Kredi Bankasi AS                                     823,547
 51,602,816     Yapi ve Kredi Bankasi AS (Receipts)*                         608,158
                                                                         -----------
                                                                         $14,325,479
                                                                         -----------
                Financial (Diversified) - 3.2%
  4,685,970     Grupo Financiero Bancomer (B Shares)                     $ 1,589,925
     28,500     Housing Development Finance Corp. Ltd.                     1,456,906
    277,400     Pakistan Investment Fund Inc.                                606,813
                                                                         -----------
                                                                         $ 3,653,644
                                                                         -----------
                Insurance (Property/Casualty) - 0.0%
    144,100     Ayudhya Jardine CMG Life Assurance Public Co., Ltd.*     $    39,812
                                                                         -----------
                Investment Banking/Brokerage - 0.7%
419,551,500     Global Menkul Degerler AS                                $   813,793
                                                                         -----------
                Total Financial                                          $18,832,728
                                                                         -----------

14    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                  Value
               Healthcare - 0.1%
               Healthcare (Drugs/Major Pharmaceuticals) - 0.1%
    1,050      Cipla Ltd.                                         $    32,291
                                                                  -----------
               Total Healthcare                                   $    32,291
                                                                  -----------
               Technology - 22.5%
               Communications Equipment - 3.2%
   42,597      ECI Telecommunications Ltd.                        $ 1,474,921
    9,000      Gilat Satellite Networks Ltd.*                         474,750
   70,700      Nice Systems Ltd. (A.D.R.)*                          1,802,850
                                                                  -----------
                                                                  $ 3,752,521
                                                                  -----------
               Computers (Networking) - 0.6%
  300,000      D-Link Corp.*                                      $   706,422
                                                                  -----------
               Computers (Software & Services) - 12.5%
   42,000      Check Point Software Technologies Ltd.*            $ 1,858,500
   75,739      Formula Systems Ltd.*                                1,746,176
   29,700      Mastek Ltd.                                            470,146
   30,000      NIIT Ltd.                                            1,265,691
   20,000      NIIT Ltd. (New Shares)*                                842,631
   61,000      Pacific Internet Ltd.*                               2,760,250
      200      Pentafour Software & Exports Ltd.                        4,765
   54,000      Satyam Computer Services                             1,688,285
  227,500      Tecnomatix Technologies Ltd.*                        3,810,625
                                                                  -----------
                                                                  $14,447,069
                                                                  -----------
               Electronics (Component Distributors) - 1.8%
  150,400      KCE Electronics Public Co., Ltd.*                  $   220,938
   35,000      L.G. Electronics                                       667,032
  300,000      Phoenixtec Power Co., Ltd.*                            564,220
   38,000      Samsung Corp.*                                         592,824
                                                                  -----------
                                                                  $ 2,045,014
                                                                  -----------
               Electronics (Semiconductors) - 2.0%
   62,000      Daeduck Industries                                 $   711,051
   37,000      Orbotech Ltd.*                                       1,581,750
                                                                  -----------
                                                                  $ 2,292,801
                                                                  -----------
               Photography/Imaging - 0.6%
3,000,000      PT Modern Photo Tbk (Local Shares)*                $   636,923
                                                                  -----------

The accompanying notes are an integral part of these financial statements.    15

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/99                                      (continued)
--------------------------------------------------------------------------------

Shares                                                          Value
                Services (Computer Systems) - 1.8%
   130,000      Datacraft Asia Ltd.                      $    462,800
   417,000      Dimension Data Holdings Ltd.*               1,672,764
                                                         ------------
                                                         $  2,135,564
                                                         ------------
                Total Technology                         $ 26,016,314
                                                         ------------
                Transportation - 1.1%
                Railroads - 1.1%
   730,000      Malaysia International Shipping Bhd.     $  1,277,500
                                                         ------------
                Total Transportation                     $  1,277,500
                                                         ------------
                Utilities - 5.0%
                Electric Companies - 3.9%
    50,000      BSES Ltd. (G.D.R.)                       $    493,750
83,000,000      Centrais Electricas Brasileiras SA          1,637,969
   310,000      Mosenergo (A.D.R.)                            820,982
   300,000      Tata Power Co. Ltd.*                          491,632
   173,100      Unified Energy Systems (G.D.R.)*            1,109,968
                                                         ------------
                                                         $  4,554,301
                                                         ------------
                Power Producers (Independent) - 1.1%
 1,000,000      First Philippine Holdings Corp.          $  1,261,498
                                                         ------------
                Total Utilities                          $  5,815,799
                                                         ------------
                TOTAL COMMON STOCKS
                (Cost $99,963,108)                       $105,185,044
                                                         ------------
                WARRANTS - 0.2%
   629,000      Siam Commercial Bank, 5/10/02*           $    220,404
                                                         ------------
                TOTAL WARRANTS
                (Cost $0)                                $    220,404
                                                         ------------
                TOTAL INVESTMENT IN SECURITIES - 100%
                (Cost $109,143,898) (a) (b) (c)          $115,603,436
                                                         ============

16    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   * Non-income producing security.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At May 31, 1999, the value of these securities amounted to $2,183,700 or 1.8% of total net assets.

 (a) Distribution of investments by country of issue, as percentage of total equity holdings, is as follows:

Mexico                  13.3%
Israel                  11.0
India                   10.4
Brazil                  10.3
Indonesia                8.1
South Korea              6.4
Turkey                   5.8
Malaysia                 5.7
Singapore                5.3
Argentina                4.0
Philippines              4.0
Czech Republic           3.2
Thailand                 2.9
Russia                   2.8
South Africa             2.6
Hong Kong                1.4
Greece                   1.2
Taiwan                   1.1
Pakistan                 0.5
                       -----
                       100.0%
                       =====

 (b) At May 31, 1999, the net unrealized gain on investments based on cost for federal income tax purposes of $109,345,317 was as follows:

Aggregate gross unrealized gain for all investments in
 which there is an excess of value over tax cost          $21,836,251
Aggregate gross unrealized loss for all investments in
 which there is an excess of tax cost over value          (15,578,132)
                                                          -----------
Net unrealized gain                                       $ 6,258,119
                                                          ===========

 (c) At November 30, 1998, the Fund had a capital loss carryforward of $55,406,689 which will expire in 2006 if not utilized

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 1999 aggregated $110,032,265 and $141,738,611, respectively.

The accompanying notes are an integral part of these financial statements.    17

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
BALANCE SHEET 5/31/99
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $109,143,898)                 $115,603,436
  Cash                                                                      1,918,824
  Foreign currencies, at value                                              1,438,703
  Receivables -
   Investment securities sold                                               8,244,987
   Fund shares sold                                                         3,535,542
   Dividends, interest and foreign taxes withheld                             596,000
  Other                                                                         1,460
                                                                         ------------
    Total assets                                                         $131,338,952
                                                                         ------------
LIABILITIES:
  Payables -
   Investment securities purchased                                       $  4,510,090
   Fund shares repurchased                                                    285,267
   Forward foreign currency portfolio hedge contracts, open--net              460,046
   Forward foreign currency portfolio hedge contracts, closed--net          1,061,830
   Forward foreign currency settlement contracts--net                             959
  Due to affiliates                                                           265,491
  Accrued expenses                                                            204,139
  Reserve for repatriation taxes                                              662,998
  Line of credit                                                            1,900,000
                                                                         ------------
    Total liabilities                                                    $  9,350,820
                                                                         ------------
NET ASSETS:
  Paid-in capital                                                        $183,284,349
  Accumulated net investment loss                                          (1,391,764)
  Accumulated net realized loss on investments and foreign currency
    transactions                                                          (65,182,770)
  Net unrealized gain on investments                                        5,796,540
  Net unrealized loss on forward foreign currency contracts and other
    assets and liabilities denominated in foreign currencies                 (518,223)
                                                                         ------------
    Total net assets                                                     $121,988,132
                                                                         ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $70,775,197/6,494,153 shares)                        $      10.90
                                                                         ============
  Class B (based on $40,905,865/3,899,410 shares)                        $      10.49
                                                                         ============
  Class C (based on $8,697,704/834,724 shares)                           $      10.42
                                                                         ============
  Class Y (based on $1,609,366/146,150 shares)                           $      11.01
                                                                         ============
MAXIMUM OFFERING PRICE:
  Class A                                                                $      11.56
                                                                         ============

18    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Six Months Ended 5/31/99

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $112,154)     $ 1,345,735
  Interest (net of foreign taxes withheld of $352)              106,904
                                                            -----------
    Total investment income                                                    $ 1,452,639
                                                                               -----------
EXPENSES:
  Management fees                                           $   723,684
  Transfer agent fees
   Class A                                                      206,791
   Class B                                                      116,559
   Class C                                                       54,206
   Class Y                                                          171
  Distribution fees
   Class A                                                       88,101
   Class B                                                      177,674
   Class C                                                       42,086
  Administrative fees                                            37,610
  Custodian fees                                                148,643
  Registration fees                                              12,809
  Professional fees                                              32,758
  Printing                                                       11,538
  Fees and expenses of nonaffiliated trustees                    11,838
  Miscellaneous                                                  10,625
                                                            -----------
   Total expenses                                                              $ 1,675,093
   Less fees paid indirectly                                                       (16,521)
                                                                               -----------
   Net expenses                                                                $ 1,658,572
                                                                               -----------
    Net investment loss                                                        $  (205,933)
                                                                               -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss from:
   Investments                                              $(4,871,222)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies       (1,402,977)       $(6,274,199)
                                                            -----------        -----------
  Change in net unrealized loss from:
   Investments (including reserve for repatriation taxes
     of $662,998)                                           $29,283,171
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies          529,641        $29,812,812
                                                            -----------        -----------
   Net gain on investments and foreign currency
     transactions                                                              $23,538,613
                                                                               -----------
   Net increase in net assets resulting from operations                        $23,332,680
                                                                               ===========

The accompanying notes are an integral part of these financial statements.    19

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Six Months Ended 5/31/99 and the Year Ended 11/30/98

                                                            Six Months
                                                              Ended             Year Ended
FROM OPERATIONS:                                             5/31/99             11/30/98
  Net investment loss                                      $   (205,933)       $   (508,125)
  Net realized loss on investments and foreign currency
    transactions                                             (6,274,199)        (60,156,630)
  Change in net unrealized loss on investments and
    foreign currency transactions                            29,812,812          (9,788,485)
                                                           ------------        ------------
    Net increase (decrease) in net assets resulting
      from operations                                      $ 23,332,680        $(70,453,240)
                                                           ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain:
    Class A ($0.00 and $1.40 per share, respectively)      $         --        $ (9,049,452)
    Class B ($0.00 and $1.40 per share, respectively)                --          (6,941,023)
    Class C ($0.00 and $1.40 per share, respectively)                --          (1,316,526)
    Class Y ($0.00 and $0.15 per share, respectively)                --             (19,972)
                                                           ------------        ------------
     Total distributions to shareholders                   $         --        $(17,326,973)
                                                           ------------        ------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                         $ 99,624,287        $192,933,742
  Reinvestment of distributions                                      --          12,603,272
  Cost of shares repurchased                               (126,582,742)       (162,719,585)
                                                           ------------        ------------
    Net increase (decrease) in net assets resulting
      from fund share transactions                         $(26,958,455)       $ 42,817,429
                                                           ------------        ------------
    Net decrease in net assets                             $ (3,625,775)       $(44,962,784)
NET ASSETS:
  Beginning of period                                       125,613,907         170,576,691
                                                           ------------        ------------
  End of period (including accumulated net investment
    loss of $1,391,764 and $1,185,831, respectively)       $121,988,132        $125,613,907
                                                           ============        ============

CLASS A                            '99 Shares        '99 Amount       '98 Shares       '98 Amount
Shares sold                          9,047,420     $  87,545,879       13,942,933     $ 160,340,967
Reinvestment of distributions               --                --          579,650         7,318,213
Less shares repurchased            (11,224,112)     (107,149,683)     (11,929,436)     (126,018,352)
                                   -----------     -------------      -----------     -------------
  Net increase (decrease)           (2,176,692)    $ (19,603,804)       2,593,147     $  41,640,828
                                   ===========     =============      ===========     =============
CLASS B
Shares sold                          1,061,945     $  10,240,255        1,676,837     $  19,436,392
Reinvestment of distributions               --                --          377,852         4,655,749
Less shares repurchased             (1,395,523)      (12,725,584)      (2,806,525)      (30,267,194)
                                   -----------     -------------      -----------     -------------
  Net decrease                        (333,578)    $  (2,485,329)        (751,836)    $  (6,175,053)
                                   ===========     =============      ===========     =============
CLASS C
Shares sold                            159,888     $   1,516,692        1,081,822     $  10,948,240
Reinvestment of distributions               --                --           49,729           609,339
Less shares repurchased               (760,535)       (6,446,833)        (600,103)       (6,206,936)
                                   -----------     -------------      -----------     -------------
  Net increase (decrease)             (600,647)    $  (4,930,141)         531,448     $   5,350,643
                                   ===========     =============      ===========     =============
CLASS Y*
Shares sold                             31,996     $     321,461          162,101     $   2,208,143
Reinvestment of distributions               --                --            1,834            19,971
Less shares repurchased                (26,126)         (260,642)         (23,655)         (227,103)
                                   -----------     -------------      -----------     -------------
  Net increase                           5,870     $      60,819          140,280     $   2,001,011
                                   ===========     =============      ===========     =============

*Class Y shares were first publicly offered on April 9, 1998.

20    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 5/31/99
--------------------------------------------------------------------------------

                                                                    Six Months
                                                                       Ended        Year Ended
                                                                      5/31/99        11/30/98
CLASS A
Net asset value, beginning of period                                  $  8.79         $ 14.42
                                                                      -------         -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                         $  0.00         $  0.00
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                          2.11           (4.23)
                                                                      -------         -------
   Net increase (decrease) from investment operations                 $  2.11         $ (4.23)
Distributions to shareholders:
 Net investment income                                                      -               -
 Net realized gain                                                          -           (1.40)
                                                                      -------         -------
Net increase (decrease) in net asset value                            $  2.11         $ (5.63)
                                                                      -------         -------
Net asset value, end of period                                        $ 10.90         $  8.79
                                                                      =======         =======
Total return*                                                           24.00%        (32.19)%
Ratio of net expenses to average net assets                              2.55%**+       2.26%+
Ratio of net investment income (loss) to average net assets             (0.05)%**+       0.07%+
Portfolio turnover rate                                                   194%**          195%
Net assets, end of period (in thousands)                              $70,775         $76,257
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                            2.55%**         2.27%
 Net investment income (loss)                                           (0.05)%**        0.06%
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                            2.51%**         2.25%
 Net investment income (loss)                                           (0.01)%**        0.08%

                                                                  Year Ended     Year Ended    Year Ended     6/23/94 to
                                                                   11/30/97       11/30/96      11/30/95      11/30/94(a)
CLASS A
Net asset value, beginning of period                                $ 13.94        $ 11.56      $ 12.24         $ 12.50
                                                                    -------        -------      -------         -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                       $ (0.05)       $ (0.07)     $  0.04         $  0.08
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                        1.40           2.45        (0.53)          (0.34)
                                                                    -------        -------      -------         -------
   Net increase (decrease) from investment operations               $  1.35        $  2.38      $ (0.49)        $ (0.26)
Distributions to shareholders:
 Net investment income                                                    -              -        (0.06)              -
 Net realized gain                                                    (0.87)             -        (0.13)              -
                                                                    -------        -------      -------         -------
Net increase (decrease) in net asset value                          $  0.48        $  2.38      $ (0.68)        $ (0.26)
                                                                    -------        -------      -------         -------
Net asset value, end of period                                      $ 14.42        $ 13.94      $ 11.56         $ 12.24
                                                                    =======        =======      =======         =======
Total return*                                                         10.37%         20.59%       (4.07)%         (2.08)%
Ratio of net expenses to average net assets                            2.23%+         2.28%+       2.27%+          2.25%**
Ratio of net investment income (loss) to average net assets           (0.40)%+       (0.61)%+      0.24%+          1.85%**
Portfolio turnover rate                                                 140%           143%         247%            259%**
Net assets, end of period (in thousands)                            $87,628        $56,465      $15,411         $17,067
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                          2.25%          3.00%        3.95%           4.13%**
 Net investment income (loss)                                         (0.42)%        (1.33)%      (1.44)%         (0.03)%**
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                          2.19%          2.25%        2.25%              -
 Net investment income (loss)                                         (0.36)%        (0.58)%       0.27%              -

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    21

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 5/31/99
--------------------------------------------------------------------------------

                                                                      Six Months
                                                                        Ended            Year Ended
                                                                       5/31/99            11/30/98
CLASS B
Net asset value, beginning of period                                    $  8.49            $ 14.09
                                                                        -------            -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                           $  0.06)           $ (0.12)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                            2.06              (4.08)
                                                                        -------            -------
   Net increase (decrease) from investment operations                   $  2.00            $ (4.20)
Distributions to shareholders:
 Net investment income                                                        -                  -
 Net realized gain                                                            -              (1.40)
                                                                        -------            -------
Net increase (decrease) in net asset value                              $  2.00            $ (5.60)
                                                                        -------            -------
Net asset value, end of period                                          $ 10.49            $  8.49
                                                                        =======            =======
Total return*                                                             23.56%           (32.79)%
Ratio of net expenses to average net assets                                3.37%**+          3.09%+
Ratio of net investment income (loss) to average net assets               (0.84%)**+        (0.84)%+
Portfolio turnover rate                                                     194%**             195%
Net assets, end of period (in thousands)                                $40,906            $35,954
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                              3.37%**            3.10%
 Net investment income (loss)                                             (0.84)%**          (0.85)%
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                              3.35%**            3.08%
 Net investment loss                                                      (0.82)%**          (0.83)%

                                                                  Year Ended     Year Ended    Year Ended    6/23/94 to
                                                                   11/30/97       11/30/96      11/30/95     11/30/94(a)
CLASS B
Net asset value, beginning of period                                $ 13.73        $ 11.47       $12.19         $12.50
                                                                    -------        -------       ------         ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                       $ (0.14)       $ (0.03)      $(0.04)        $ 0.02
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                        1.37           2.29        (0.52)         (0.33)
                                                                    -------        -------       ------         ------
   Net increase (decrease) from investment operations               $  1.23        $  2.26       $(0.56)        $(0.31)
Distributions to shareholders:
 Net investment income                                                    -              -        (0.03)             -
 Net realized gain                                                    (0.87)             -        (0.13)             -
                                                                    -------        -------       ------         ------
Net increase (decrease) in net asset value                          $  0.36        $  2.26       $(0.72)        $(0.31)
                                                                    -------        -------       ------         ------
Net asset value, end of period                                      $ 14.09        $ 13.73       $11.47         $12.19
                                                                    =======        =======       ======         ======
Total return*                                                          9.61%         19.70%       (4.62)%        (2.48)%
Ratio of net expenses to average net assets                            2.94%+         3.00%+       3.00%+         3.33%**
Ratio of net investment income (loss) to average net assets           (1.10)%+       (1.47)%+      0.47%+         0.77%**
Portfolio turnover rate                                                 140%           143%         247%           259%**
Net assets, end of period (in thousands)                            $70,218        $39,893       $5,658         $4,319
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                          2.95%          3.66%        4.57%          5.21%**
 Net investment income (loss)                                         (1.11)%        (2.13)%      (2.05)%         1.11%**
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                          2.90%          2.96%        2.96%             -
 Net investment loss                                                  (1.06)%        (1.43)%      (0.43)%            -

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.

22    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 5/31/99
--------------------------------------------------------------------------------

                                           Six Months
                                              Ended          Year Ended     Year Ended       1/31/96 to
                                             5/31/99          11/30/98       11/30/97         11/30/96
CLASS C
Net asset value, beginning of period         $ 8.47           $ 14.08        $ 13.73           $13.22
                                             ------           -------        -------           ------
Increase (decrease) from investment
 operations:
 Net investment loss                         $(0.19)          $ (0.08)       $ (0.13)          $(0.09)
 Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions                        2.14             (4.13)          1.35             0.60
                                             ------           -------        -------           ------
  Net increase (decrease) from
   investment operations                     $ 1.95           $ (4.21)       $  1.22           $ 0.51
Distributions to shareholders:
 Net realized gain                                -             (1.40)         (0.87)               -
                                             ------           -------        -------           ------
Net increase (decrease) in net asset
 value                                       $ 1.95           $ (5.61)       $  0.35           $ 0.51
                                             ------           -------        -------           ------
Net asset value, end of period               $10.42           $  8.47        $ 14.08           $13.73
                                             ======           =======        =======           ======
Total return*                                 23.02 %          (32.90)%         9.53%            3.86%
Ratio of net expenses to average net
 assets                                        4.01%**+          3.32%+         2.89%+           2.91%**+
Ratio of net investment loss to
 average net assets                           (1.44)%**+        (1.08)%+       (1.09)%+         (1.51)%**+
Portfolio turnover rate                         194%**            195%           140%             143%
Net assets, end of period
 (in thousands)                              $8,698           $12,162        $12,730           $5,566
Ratios assuming no waiver of
 management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                  4.01%**           3.33%          2.90%            3.48%**
 Net investment loss                          (1.44)%**         (1.09)%        (1.10)%          (2.08)%**
Ratios assuming waiver of
 management fees by PIM and
 reduction for fees paid indirectly:
 Net expenses                                  3.98%**           3.31%          2.85%            2.86%**
 Net investment loss                          (1.41)%**         (1.07)%        (1.05)%          (1.46)%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    23

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 5/31/99
--------------------------------------------------------------------------------

                                                              Six Months
                                                                 Ended            4/9/98 to
                                                                5/31/99            11/30/98
CLASS Y
Net asset value, beginning of period                            $ 8.85              $14.55
                                                                ------              ------
Increase (decrease) from investment operations:
 Net investment income                                          $ 0.04              $ 0.00
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                               2.12               (5.55)
                                                                ------              ------
   Net increase (decrease) from investment
    operations                                                  $ 2.16              $(5.55)
Distributions to shareholders:
 Net realized gain                                                   -               (0.15)
                                                                ------              ------
Net increase (decrease) in net asset value                      $ 2.16              $(5.70)
                                                                ------              ------
Net asset value, end of period                                  $11.01              $ 8.85
                                                                ======              ======
Total return*                                                    24.41%             (38.32)%
Ratio of net expenses to average net assets                       1.74%**+            1.75%**+
Ratio of net investment income to average net assets              0.76%**+            0.06%**+
Portfolio turnover rate                                            194%**              195%
Net assets, end of period (in thousands)                        $1,609              $1,241
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                    1.72%**             1.75%**
  Net investment income                                           0.78%**             0.06%**

 * Assumes initial investment at net asset value at the beginning of the period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of the period.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

24    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/99
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Emerging Markets Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Each class of shares represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B, and Class C shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/99                                (continued)
--------------------------------------------------------------------------------

   reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in India, and the Fund may be unable to sell portfolio securities until the registration process is completed.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D. Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended May 31, 1999, the Fund paid no such taxes.

   In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of May 31, 1999, the Fund had no reserve related to capital gains. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of May 31, 1999, the Fund had a reserve of $662,998 related to taxes on the repatriation of foreign currencies.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

E. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/99                                (continued)
--------------------------------------------------------------------------------

   an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $11,375 in underwriting commissions on the sale of fund shares during the six months ended May 31, 1999.

F. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

G. Repurchase Agreeements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safe-keeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.25% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At May 31, 1999, $140,757

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

was payable to PIM related to management fees, administrative and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $65,430 in transfer agent fees payable to PSC at May 31, 1999.

4. Distribution Plans

The Fund adopted Plans of Distribution with respect to Class A, Class B, and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $59,304 in distribution fees payable to PFD at May 31, 1999.

In addition, redemptions of each class of shares (except Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended May 31, 1999, CDSCs in the amount of $121,840 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended May 31, 1999, the Fund's expenses were reduced by $16,521 under such arrangements.

 Pioneer Emerging Markets Fund
 NOTES TO FINANCIAL STATEMENTS 5/31/99                             (continued)

6. Forward Foreign Currency Contracts

At May 31, 1999, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open portfolio hedges at May 31, 1999 were as follows:

---------------------------------------------------------------------------------------------------
                 Contracts          In Exchange      Settlement                      Net Unrealized
 Currency       to Deliver              For             Date             Value            Loss
---------------------------------------------------------------------------------------------------
    THB       (94,793,881)       $(2,473,099)         11/2/99      $(2,538,011)        $ (64,912)
    KRW    (3,501,096,750)        (2,556,291)         11/2/99       (2,951,425)         (395,134)
                                 -----------                       -----------         ---------
                                 $(5,029,390)                      $(5,489,436)        $(460,046)
                                 ===========                       ===========         =========
---------------------------------------------------------------------------------------------------

Included in accumulated net realized loss on forward foreign currency contracts and other assets and liabilities denominated in foreign currencies is $1,061,830, which represents the realized loss on closed but unsettled portfolio hedges totaling $22,210,128.

At May 31, 1999, the gross forward foreign currency settlement contracts receivable and payable were $475,741 and $476,700, respectively, resulting in a net payable of $959.

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

The average daily amount of borrowings outstanding during the six months ended May 31, 1999 was $199,830. The average daily shares outstanding during the period were 12,553,814 resulting in an average borrowing per share of $0.02. The related weighted average annualized interest rate for the period was 5.23%, and the total interest expense on such borrowings was $5,682.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Emerging Markets Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Emerging Markets Fund (the Fund) as of May 31, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets Fund as of May 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
July 9, 1999

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Officers                              Trustees
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice President
Margaret B.W. Graham                  Norman Kurland, Senior Vice President
John W. Kendrick                      Mark H. Madden, Vice President
Marguerite A. Piret                   Eric W. Reckard, Treasurer
David D. Tripple                      Joseph P. Barri, Secretary
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.


Growth Funds                          Income Funds
United States                         Taxable
Pioneer Capital Growth Fund           Pioneer America Income Trust
Pioneer Growth Shares                 Pioneer Bond Fund
Pioneer Micro-Cap Fund                Pioneer Short-Term Income Trust
Pioneer Mid-Cap Fund                  Pioneer Strategic Income Fund
Pioneer Small Company Fund
                                      Tax-Free
International/Global                  Pioneer Tax-Free Income Fund
Pioneer Emerging Markets Fund
Pioneer Europe Fund                   Money Market Fund
Pioneer Indo-Asia Fund                Pioneer Cash Reserves Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Account (IRA)

An IRA is a tax-favored account that allows anyone under age 70 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

New in 1998, $2,000 maximum annual contributions are not tax-deductible. Earnings are tax-free for qualified withdrawals.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,000 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match Plan for Employees) IRA Plan

Businesses with 100 or fewer eligible employees can establish a plan; it resembles the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.


               Most retirement plan withdrawals must meet specific
                         conditions to avoid penalties.

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Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.


               Most retirement plan withdrawals must meet specific
                         conditions to avoid penalties.

                                                                              37
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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                             1-800-225 - 4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com


This report must be preceded or accompanied by a current
Fund prospectus.


[Pioneer logo] Pioneer Investment Management, Inc.
               60 State Street
               Boston, Massachusetts 02109
               www.pioneerfunds.com

              0799 - 6711
          (C) Pioneer Funds Distributor, Inc.
[Recycle bug] Printed on Recycled Paper